Exhibit 10.11

Confidential treatment has been requested for portions of this Exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

EXECUTION COPY

AMENDMENT NO. 1 TO

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 (the “Amendment”) dated as of June 30, 2002 (the “Amendment Date”) between BYK GULDEN LOMBERG CHEMISCHE FABRIK GMBH, with offices at Byk-Gulden-Strasse 2, D-78467 Konstanz, Germany (“BG”) and GPC BIOTECH AG, including its Affiliates, with offices at Fraunhoferstrasse 20, D-82152 Martinsried/Munich, Germany (“GPC”) amends the Collaboration and License Agreement (the “Collaboration and License Agreement”) dated as of November 1, 2001 between GPC and BG.

WHEREAS, on March 1, 2002, BG exercised its option pursuant to Section 2.3 of the Collaboration and License Agreement to license Optional Technology Module 7 with respect to GPC’s rights to the MaRX technology licensed to GPC by Genetica Incorporated (the “MaRX Technology”);

WHEREAS, concurrently with the execution of this Amendment, BG and GPC are entering into a Sublicense Agreement (the “Sublicense Agreement”) effective as of June 30, 2002, pursuant to which GPC is granting BG a sublicense to GPC’s license to the MaRX Technology; and

WHEREAS, BG and GPC wish to amend the Collaboration and License Agreement to reflect the sublicense of such technology and to set forth the Parties’ rights and obligations under such Agreement thereto.

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions. Capitalized terms used and not defined herein are used as defined in the Collaboration and License Agreement.

2. Amendment to Section 3.2.2. Section 3.2.2 of the Collaboration and License Agreement is hereby amended to insert at the end of such section:

“BG agrees to comply with all applicable provisions of the agreements identified in Exhibit I relating to it as a sublicensee.”

3. FTE Support. The Parties mutually agree that, as of the Amendment Date, no changes to the FTE set forth in Section 5.2 and Exhibit E of the Collaboration and License Agreement are required due to the licensing, transfer and implementation of the MaRX Technology and its integration under the Collaboration under the Collaboration and License Agreement.

4. Annual Implementation Milestones. Exhibit F to the Collaboration and License Agreement is hereby amended to add the following, fourth Annual Implementation Milestone for Year 2003:

“3. MaRX retroviral system training completed – BG scientists complete training in the basic techniques required for the manipulation of the MaRX system. The training includes:

•	Transfection of different packaging cells with retroviral constructs

•	Ecotropic virus generation: transfection of *** packaging cells with *** and/or *** vectors

•	Pantropic virus generation: co-transfection of *** packaging cells *** or *** and *** constructs

•	Generation of infectious viral particles

•	Determine optimal culturing time of the transfected packaging cells at 32C for maximum virus yield

•	Harvesting and titration of the virus

•	Infect *** cells with aliquots of the virus supernatant

•	Determine virus titer after LacZ straining and counting puromycin resistant colonies

•	Infection of target cells

•	Infect *** target cells with control virus expressing the LacZ market gene or ***

•	Recovering integrated provirus from infected cells

•	Collect *** infected floating cells (*** cells)

•	Recover provirus from *** cells by *** treatment and transformation into *** cells”

5. General. Except as expressly set forth herein, the Collaboration and License Agreement remains unchanged and in full force and effect. In the event of any conflict between the provisions of the Sublicense Agreement and the Collaboration and License Agreement, the provisions of the Collaboration and License Agreement shall govern.

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***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties hereby have caused this Amendment to be executed as of the Amendment Date.

GPC BIOTECH AG

By:	/s/ S. Meier- Ewert	By:	/s/ Elmar Maier
Name:	S. Meier-Ewert	Name:	Elmar Maier
Title:	CSO	Title:	SVP Business Development

Date:	June 18, 2002	Date:	June 18, 2002

BYK GULDEN LOMBERG CHEMISCHE FABRIK GMBH

By:	/s/ H. Radtke	By:	/s/ Chr. V. Kanzelmeyer
Name:	H. Radtke	Name:	Chr. V. Kanzelmeyer
Title:	CSO	Title:	VP Corporate Business Development

Date:	June 25, 2002	Date:	June 25, 2002

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